Exhibit 99.P

                                POWER OF ATTORNEY


              Edmund L. Benson, III, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.

Dated:  July 31, 1996



                                       /s/ Edmund L. Benson, III
                                       --------------------------------
                                           Edmund L. Benson, III

                                                                    Exhibit 99.P

                                POWER OF ATTORNEY


              James Ermer, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.


Dated:  July 31, 1996



                                       /s/ James Ermer
                                       --------------------------
                                           James Ermer

                                                                    Exhibit 99.P

                                POWER OF ATTORNEY


              William H. Grigg, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.


Dated:  July 31, 1996



                                       /s/ William H. Grigg
                                       ------------------------------
                                           William H. Grigg

                                                                    Exhibit 99.P

                                POWER OF ATTORNEY


              Thomas F. Keller, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.


Dated:  July 31, 1996



                                       /s/ Thomas F. Keller
                                       --------------------------------
                                           Thomas F. Keller

                                                                    Exhibit 99.P

                                POWER OF ATTORNEY


              A. Max Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.


Dated:  July 31, 1996



                                       /s/ A. Max Walker
                                       -------------------------------
                                           A. Max Walker

                                                                    Exhibit 99.P

                                POWER OF ATTORNEY


              Charles B. Walker, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.


Dated:  July 31, 1996



                                       /s/ Charles B. Walker
                                       -------------------------------
                                           Charles B. Walker

                                                                    Exhibit 99.P

                                POWER OF ATTORNEY


              Thomas S. Word, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.


Dated:  July 31, 1996



                                       /s/ Thomas S.Word. Jr.
                                       ------------------------------
                                           Thomas S. Word, Jr.

                                                                    Exhibit 99.P

                                POWER OF ATTORNEY


              Richard H. Rose, whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.


Dated:  July 31, 1996



                                       /s/ Richard H. Rose, Jr.
                                       --------------------------------
                                           Richard H. Rose, Jr.

                                                                    Exhibit 99.P

                                POWER OF ATTORNEY


              Carl E. Mundy, Jr., whose signature appears below, does hereby constitute and appoint R. Gregory Feltus, Robert M. Kurucza, Marco E. Adelfio, Steven G. Cravath and Richard H. Blank, Jr., each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nations LifeGoal Funds, Inc. (the "Company"), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Company's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as an officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, individually or collectively, shall do or cause to be done by virtue thereof.


Dated:  July 31, 1996



                                       /s/ Carl E. Mundy, Jr.
                                       -------------------------------
                                           Carl E. Mundy, Jr.